Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities - NetEffects Inc [Member] $ in Thousands	Jun. 30, 2019 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net assets, excluding cash acquired	$ 91
Intangible assets	8,716
Goodwill	3,526
Total assets acquired net of acquired cash	$ 12,333